Fees Summary	Oct. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,004,831.31
Previously Paid Amount	0.00
Total Fee Amount	9,667.67
Total Offset Amount	9,667.67
Net Fee	$ 0.00